BlackRock ETF Trust

BlackRock Future Tech ETF

(the “Fund”)

Supplement dated September 22, 2022

to the Summary Prospectus and Prospectus of the Fund dated November 26, 2021, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Tony Kim, Reid Menge and Caroline Tall (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Messrs. Kim and Menge have been Portfolio Managers of the Fund since September 2020. Ms. Tall has been a Portfolio Manager of the Fund since September 2022.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Tony Kim, Reid Menge and Caroline Tall are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Tony Kim has been with BlackRock since 2013. Mr. Kim has been employed by BFA or its affiliates as a portfolio manager since 2013 and has been a Portfolio Manager of the Fund since September 2020.

Reid Menge has been with BlackRock since 2014. Mr. Menge has been employed by BFA or its affiliates as a portfolio manager since 2020 and has been a Portfolio Manager of the Fund since September 2020.

Caroline Tall has been with BlackRock since 2022. Ms. Tall has been employed by BFA or its affiliates as a portfolio manager since 2022 and has been a Portfolio Manager of the Fund since September 2022.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.

ALLPRO-BFT-0922SUP